UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2011

CULLEN AGRICULTURAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53806	27-0863248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 N Jones Plantation Road, Millen, Georgia	30442
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 621-6737

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2011, Edward J. Mathias advised the board of directors (“Board”) of Cullen Agricultural Holding Corp. (“Company”) that, effective as of such date, he was resigning as a member of the Board.  Mr. Mathias’ resignation was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2011	CULLEN AGRICULTURAL HOLDING CORP.

	By:	/s/ Eric J. Watson
Name: Eric J. Watson
Title: Chief Executive Officer